UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2010

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 Registrant’s telephone number, including area code:  (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

The applicable waiting period provided under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the pending merger by which XTO Energy Inc. will become a wholly-owned subsidiary of Exxon Mobil Corporation, expired on March 15, 2010, without the issuance of a second request.   The Dutch Competition Authority provided a regulatory clearance of the pending merger on March 9, 2010.  Closing of the transaction remains subject to approval by the shareholders of XTO Energy and the satisfaction (or, to the extent permitted by applicable law, waiver) of the other conditions provided in the merger agreement among the parties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: March 16, 2010

By:

/s/ Patrick T. Mulva

----------------------------------------------

Name:

Patrick T. Mulva

Title:

Vice President, Controller and

Principal Accounting Officer